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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  July 18, 1996


                BANKERS TRUST NEW YORK CORPORATION
      (Exact name of registrant as specified in its charter)



                             NEW YORK
           (State or other jurisdiction of incorporation)



         1-5920                         13-6180473
 (Commission file number)      (IRS employer identification no.)



     280 PARK AVENUE, NEW YORK, NEW YORK               10017
   (Address of principal executive offices)         (Zip code)



Registrant's telephone number, including area code (212) 250-2500




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Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to file a Press Release to file certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the Registrant's Press Release dated July 18, 1996, is described below and is incorporated herein by reference.

  1.Review of certain financial information.

  2.The unaudited consolidated financial position of Bankers
     Trust New York Corporation and its subsidiaries at June 30, 1996, March 31, 1996, December 31, 1995 and June 30, 1995 and
     its unaudited consolidated results of operations for each of the three-month and six-month periods ended June 30, 1996 and 1995 and the three-month period ended March 31, 1996.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at June 30, 1996 and June 30, 1995 and its consolidated results of operations for the three-month and six-month periods ended June 30, 1995 and 1995 and the three-month period ended March 31, 1996 have been made. All such adjustments were of a normal recurring nature.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          (99.1) Earnings Press Release of the Registrant dated June 18, 1996






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                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         BANKERS TRUST NEW YORK CORPORATION



                         By   /s/ GEOFFREY M. FLETCHER
                                  GEOFFREY M. FLETCHER
                                  Senior Vice President and
                                  Principal Accounting Officer




July 18, 1996



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               BANKERS TRUST NEW YORK CORPORATION

                  FORM 8-K DATED JULY 18, 1995

                          EXHIBIT INDEX



Exhibit
Number                 Description of Exhibit

 (99.1)             Earnings Press Release of the
                    Registrant dated July 18, 1996.